UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4563
Oppenheimer Limited-Term Government Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  September 30
Date of reporting period:  09/30/2008

Item 1.  Reports to Stockholders.

September 30, 2008

Oppenheimer

# Limited-Term Government Fund

Management Commentaries and Annual Report

## MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

## ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

September 30, 2008 Oppenheimer Management Limited-Term Commentaries and Government Fund Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Five Holdings by Issuer

Federal National Mortgage Assn.	55.6%
Federal Home Loan Mortgage Corp.	17.5
Federal Home Loan Bank	7.0
Countrywide Home Loans, Inc.	3.2
Government National Mortgage Assn.	1.1
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total market value of investments. For more current Fund holdings, please visit www.oppenheimerfunds.com.
Credit Allocation

Agency	66.4%
AAA	26.0
AA	0.4
A	0.5
Not Rated	6.7
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total market value of investments. While the Fund seeks to maintain an average effective maturity of 3 years, the Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the fiscal year ended September 30, 2008, although the Fund’s Class A shares (without sales charge) delivered a positive total return, a few factors contributed to underperformance versus the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. First, the most significant detractor to performance on a relative basis was our residential mortgage position. Throughout most of the reporting period, we held an overweight to agency mortgage-backed securities (MBS) as well as a slightly overweight exposure to non-agency, residential mortgage-backed securities that are backed by high-quality borrowers and that are highly rated from a creditworthiness standpoint. Despite their strong backing and high ratings, however, these securities lagged, as investors tainted residential mortgages at-large because of a perceived association with the mortgage crisis, as well as continued difficulties in the U.S. housing market. While we’ve specifically selected individual mortgage-related securities that we believe will be less affected by market fluctuations and that we feel are less likely to suffer credit impairment as macro conditions iron out, the market nevertheless has treated the mortgage market as a homogenous whole. As such, despite our generally favorable outlook for what we perceive to be fundamentally sound securities, our exposure to this segment of the non-Treasury, or “spread” markets, held back our relative performance this reporting period.
     Next, our exposure to commercial mortgage-backed securities, or CMBS, thwarted our relative performance for the recent fiscal year. Our exposure to the CMBS market is largely comprised of highly rated securities possessing what we believe to be sound fundamentals. In addition, the commercial mortgage market is not typically highly correlated, or in lock-step with, the residential mortgage market. Nevertheless, investors have lumped in CMBS with the broad residential mortgage market, regardless of what we see as critical distinctions and differences. As a result, much of the same “guilty by association” effects that hurt higher-quality residential mortgages have crept over to the CMBS sector. With the exception of a contracted period during the second quarter 2008, when CMBS enjoyed a brief rally, this exposure hurt the Fund’s performance this period.
     Finally, we experienced a small negative impact from our interest-rate positioning this period. We maintained a lower-than-benchmark exposure to interest-rate risk for the first half of the period, based on our belief that the market, at that time, was anticipating a much more negative outcome for the U.S. economy in light of actual fundamentals.
10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

When rates fell during the period, this short-duration positioning, or lower interest-rate sensitivity, hurt us. Fortunately, the impact of this stance was minimal, and in the second quarter 2008, we shifted to a neutral duration vis-à-vis the benchmark, based on our conclusion that market expectations are now more aligned with actual economic fundamentals.
     Despite the Fund’s relative underperformance, two factors worked in our favor and contributed to the Fund’s positive absolute total return. First, our decision to continue our emphasis on 15-year agency mortgages relative to 30-year mortgage securities again added to Fund performance, since the 15-year sector continued to offer favorable yield amidst lower potential for price volatility and less overall prepayment risk.
     Similarly, our decision to maintain an emphasis on higher-coupon mortgages benefited Fund performance. Higher-coupon mortgages fared quite well this period, due to a reduction in the amount of available credit to investors. As credit became scarcer, it became more difficult for homeowners to refinance their mortgages. As a result, actual prepayments fell, and since slower prepayment rates typically benefit higher-coupon mortgages, this area of emphasis within the Fund’s portfolio served our returns well.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2008. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. The Lehman Brothers U.S. Government Bond Index is an unmanaged, market-weighted index of U.S. government securities with maturities of 1 year or more. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. Government securities with maturities of 1 to 3 years. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class A) Lehman Brothers U.S. Government Bond Index Lehman Brothers 1-3 Year Government Bond Index
12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class B) Lehman Brothers U.S. Government Bond Index Lehman Brothers 1-3 Year Government Bond Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class C) Lehman Brothers U.S. Government Bond Index Lehman Brothers 1-3 Year Government Bond Index
14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class N) Lehman Brothers U.S. Government Bond Index Lehman Brothers 1-3 Year Government Bond Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
15 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class Y) Lehman Brothers U.S. Government Bond Index Lehman Brothers 1-3 Year Government Bond Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year return for Class B shares uses Class A performance for the period after conversion. See page 17 for further information.
16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES
Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement
19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES Continued
of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2008	September 30, 2008	September 30, 2008

Actual
Class A	$1,000.00	$991.80	$3.49
Class B	1,000.00	989.10	7.19
Class C	1,000.00	988.00	7.18
Class N	1,000.00	990.50	4.74
Class Y	1,000.00	992.90	2.24

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.50	3.54
Class B	1,000.00	1,017.80	7.29
Class C	1,000.00	1,017.80	7.29
Class N	1,000.00	1,020.25	4.81
Class Y	1,000.00	1,022.75	2.28
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2008 are as follows:

Class	Expense Ratios

Class A	0.70%
Class B	1.44
Class C	1.44
Class N	0.95
Class Y	0.45
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2008

	Principal
	Amount	Value

Asset-Backed Securities—3.2%

Ace Securities Corp. Home Equity Loan Trust, Asset-Backed Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 3.387%, 11/25/35[1]	$687,042	$682,562
Ameriquest Mortgage Securities, Inc., Home Equity Mtg. Obligations, Series 2006-R1, Cl. A2B, 3.347%, 3/25/36[1]	168,019	167,401
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 3.687%, 5/25/34[1]	6,830,731	6,023,818
Argent Securities Trust 2006-W1, Asset-Backed Pass-Through Certificates, Series 2006-W1, Cl. A2B, 3.367%, 3/25/36[1]	5,099,317	5,019,885
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[1]	7,550,000	6,892,537
Series 2005-17, Cl. 1AF1, 3.407%, 5/25/36[1]	26,608	26,450
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[1]	1,950,000	1,784,223
CWABS, Inc. Asset-Backed Certificates Trust, Asset-Backed Certificates:
Series 2005-6, Cl. 2A2, 3.437%, 12/25/35[1]	160,101	159,452
Series 2006-25, Cl. 2A2, 3.327%, 12/5/29[1]	3,940,000	3,344,018
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through Certificates, Series 2005-FF10, Cl. A3, 3.417%, 11/25/35[1]	3,031,169	3,016,663
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 3.297%, 7/25/36[1]	5,695,000	5,424,314
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 3.317%, 7/7/36[1]	2,890,000	2,722,558
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Nts., Series 2005-3, Cl. A1, 2.731%, 1/20/35[1]	2,572,690	2,177,752
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 3.298%, 3/20/36[1]	1,435,000	1,321,481
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[1]	1,235,465	1,229,107
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	1,314,541	1,312,859
Merrill Lynch Mortgage Investors Trust 2006-WMC1, Mtg. Asset-Backed Certificates, Series 2006-WMC1, Cl. A2B, 3.347%, 1/25/37[1]	582,295	576,653
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	3,047,000	2,884,585
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-RS4, Cl. A1, 3.287%, 7/25/36[1]	307,658	305,608
Specialty Underwriting & Residential Finance Trust, Home Equity Asset-Backed Obligations, Series 2006-BC1, Cl. A2B, 3.357%, 12/25/36[1]	11,790,011	11,573,022
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-1, Cl. A2, 3.337%, 1/25/36[1]	3,971,493	3,909,786
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 3.307%, 7/25/36[1]	5,630,000	5,545,691

Total Asset-Backed Securities (Cost $69,940,180)		66,100,425
F1 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations—83.9%
Government Agency—68.1%
FHLMC/FNMA/Sponsored—67.0%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19	$529,894	$521,766
5%, 8/15/33	18,015,960	17,608,468
6%, 5/15/18-3/15/33	31,191,669	31,805,700
6.50%, 4/15/18-12/15/30	13,196,795	13,670,692
7%, 8/15/16-12/1/23	2,964,242	3,126,034
7.50%, 2/15/32-4/25/36	12,635,599	13,724,827
8%, 4/1/16	2,001,400	2,138,497
8.50%, 3/15/31	313,199	347,546
9%, 8/1/22-5/1/25	534,303	588,551
10%, 12/25/10-8/16/21	132,762	144,979
11%, 12/15/20	130,808	151,484
11.50%, 2/15/16-12/3/20	244,062	274,989
11.75%, 1/15/16-4/15/19	30,801	34,686
12%, 6/15/15	27,113	29,408
12.50%, 7/15/19	81,677	94,201
13%, 8/15/15	100,133	116,766
Federal Home Loan Mortgage Corp., Gtd.
Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 3.15%, 6/15/21[1]	18,856	18,765
Series 151, Cl. F, 9%, 5/15/21	68,233	68,212
Series 1695, Cl. F, 4.068%, 3/15/24[1]	4,439,333	4,329,347
Series 1998-59, Cl. Z, 6.50%, 10/25/28	297,088	301,569
Series 2006-11, Cl. PS, 12.808%, 3/25/36[1]	2,707,791	2,838,037
Series 2035, Cl. PC, 6.95%, 3/15/28	2,721,304	2,839,166
Series 2055, Cl. ZM, 6.50%, 5/15/28	3,019,003	3,110,694
Series 2080, Cl. Z, 6.50%, 8/15/28	2,038,201	2,110,448
Series 2084, Cl. ZC, 6.50%, 8/15/28	1,722,330	1,779,667
Series 2122, Cl. FD, 2.838%, 2/15/29[1]	2,435,028	2,402,532
Series 2132, Cl. FN, 3.386%, 3/15/29[1]	3,680,134	3,618,421
Series 2148, Cl. ZA, 6%, 4/15/29	5,298,460	5,422,616
Series 2195, Cl. LH, 6.50%, 10/15/29	5,653,926	5,954,533
Series 2220, Cl. PD, 8%, 3/15/30	626,540	664,334
Series 2281, Cl. Z, 6.50%, 2/15/31	8,400,601	8,706,200
Series 2319, Cl. BZ, 6.50%, 5/15/31	12,901,724	13,384,936
Series 2326, Cl. ZP, 6.50%, 6/15/31	3,169,983	3,266,050
Series 2344, Cl. FP, 3.438%, 8/15/31[1]	2,138,605	2,139,988
Series 2351, Cl. PZ, 6.50%, 8/15/31	2,535,592	2,634,387
Series 2368, Cl. TG, 6%, 10/15/16	639,227	660,639
Series 2392, Cl. FB, 3.088%, 1/15/29[1]	734,673	732,229
Series 2392, Cl. PV, 6%, 12/15/20	3,389,455	3,413,878
Series 2396, Cl. FE, 3.088%, 12/15/31[1]	810,585	806,734
Series 2401, Cl. FA, 3.138%, 7/15/29[1]	901,226	898,722
Series 2410, Cl. PF, 3.468%, 2/15/32[1]	6,046,775	6,054,974
Series 2435, Cl. EQ, 6%, 5/15/31	4,716,902	4,789,457
Series 2464, Cl. FI, 3.488%, 2/15/32[1]	1,832,479	1,835,924
F2 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd.
Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2470, Cl. LF, 3.488%, 2/15/32[1]	$1,874,784	$1,875,487
Series 2471, Cl. FD, 3.488%, 3/15/32[1]	3,400,553	3,384,361
Series 2481, Cl. AF, 3.038%, 3/15/32[1]	1,986,236	1,976,539
Series 2500, Cl. FD, 2.988%, 3/15/32[1]	1,470,922	1,456,500
Series 2504, Cl. FP, 2.988%, 3/15/32[1]	1,003,773	996,975
Series 2526, Cl. FE, 2.888%, 6/15/29[1]	2,182,754	2,160,047
Series 2530, Cl. FD, 2.988%, 2/15/32[1]	2,959,698	2,909,176
Series 2538, Cl. F, 3.088%, 12/15/32[1]	603,984	599,202
Series 2550, Cl. FI, 2.838%, 11/15/32[1]	2,179,004	2,162,795
Series 2551, Cl. FD, 2.888%, 1/15/33[1]	2,490,205	2,461,355
Series 2641, Cl. CE, 3.50%, 9/15/25	2,206,618	2,195,768
Series 2664, Cl. NA, 5.50%, 2/15/26	3,817,620	3,870,904
Series 2676, Cl. KY, 5%, 9/15/23	4,862,000	4,679,531
Series 2727, Cl. UA, 3.50%, 10/15/22	690,623	690,193
Series 2736, Cl. DB, 3.30%, 11/15/26	15,531,869	15,388,850
Series 2777, Cl. PJ, 4%, 5/15/24	790,605	790,864
Series 2934, Cl. NA, 5%, 4/15/24	4,497,211	4,516,353
Series 3025, Cl. SJ, 15.629%, 8/15/35[1]	676,636	715,212
Series 3035, Cl. DM, 5.50%, 11/15/25	7,922,184	8,008,588
Series 3046, Cl. NA, 5.50%, 12/15/25	6,377,565	6,450,405
Series 3057, Cl. BL, 5.50%, 6/15/27	6,054,458	6,136,088
Series 3094, Cl. HS, 15.263%, 6/15/34[1]	1,684,364	1,744,286
Series 3099, Cl. PA, 5.50%, 9/15/25	10,771,813	10,931,964
Series 3138, Cl. PA, 5.50%, 2/15/27[2]	24,314,914	24,756,332
Series 3171, Cl. NE, 6%, 5/15/27	4,961,641	5,051,392
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 12.255%, 7/1/26[3]	3,893,108	863,896
Series 192, Cl. IO, 12.079%, 2/1/28[3]	881,474	185,098
Series 200, Cl. IO, 11.763%, 1/1/29[3]	1,075,430	241,011
Series 205, Cl. IO, 9.667%, 9/1/29[3]	5,413,303	1,366,930
Series 206, Cl. IO, (7.615)%, 12/1/29[3]	250,045	61,011
Series 2074, Cl. S, 27.219%, 7/17/28[3]	1,125,228	151,641
Series 2079, Cl. S, 32.481%, 7/17/28[3]	1,796,682	250,666
Series 218, Cl. IO, 12.874%, 2/1/32[3]	2,609,357	596,791
Series 224, Cl. IO, 8.216%, 3/1/33[3]	4,105,975	922,068
Series 243, Cl. 6, 8.782%, 12/15/32[3]	2,659,248	605,117
Series 2470, Cl. AS, 40.672%, 3/15/32[3]	1,715,951	187,201
Series 2493, Cl. S, 35.304%, 9/15/29[3]	1,436,385	152,262
Series 2526, Cl. SE, 24.127%, 6/15/29[3]	3,015,740	232,272
Series 2796, Cl. SD, 34.501%, 7/15/26[3]	556,868	51,215
Series 2819, Cl. S, 26.835%, 6/15/34[3]	24,095,416	2,150,615
Series 2920, Cl. S, 39.652%, 1/15/35[3]	13,173,598	1,112,460
Series 2989, Cl. TS, 25.628%, 6/15/25[3]	2,961,180	268,810
Series 3000, Cl. SE, 70.918%, 7/15/25[3]	15,957,135	1,058,668
Series 3110, Cl. SL, 93.685%, 2/15/26[3]	2,279,271	151,837
F3 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 192, Cl. PO, 6.57%, 2/1/28[4]	$881,474	$721,289
Series 216, Cl. PO, 6.348%, 12/1/31[4]	2,443,697	1,880,233
Federal National Mortgage Assn.:
4.50%, 5/25/18-8/1/20	36,801,344	36,253,104
4.50%, 10/1/21[5]	16,380,000	15,965,389
5%, 2/25/18-3/1/34	182,795,287	181,528,040
5%, 10/1/38[5]	7,736,000	7,538,972
5.50%, 11/1/21-11/1/34	299,353,794	299,596,038
5.50%, 6/25/33[2]	14,460,383	14,465,108
5.50%, 10/1/23-10/1/38[5]	8,900,000	8,963,168
5.863%, 1/25/12	8,179,363	8,370,334
6%, 7/25/14-8/1/34	64,131,102	65,411,999
6%, 9/25/32-4/25/33[2]	12,374,313	12,597,613
6%, 10/1/21[5]	6,971,000	7,100,619
6.50%, 6/25/17-1/1/34	52,015,029	53,946,551
6.50%, 10/1/38[5]	14,156,000	14,516,539
7%, 7/25/13-2/25/36	20,296,043	21,351,195
7%, 10/1/38[5]	2,000,000	2,090,000
7.50%, 2/25/27-8/25/33	35,443,757	38,414,689
8%, 6/25/17	2,243	2,425
8.50%, 7/1/32	220,860	243,489
9%, 8/25/19	17,278	19,088
9.50%, 11/25/21	13,125	14,548
10.50%, 12/25/14	35,492	38,911
11%, 11/25/15-8/13/19	753,371	853,001
11.25%, 3/10/16[2]	156,183	179,410
11.50%, 8/8/19	141,076	159,097
12%, 1/25/16-8/25/16	228,869	253,223
12.50%, 8/25/15-12/25/15	83,532	93,575
13%, 9/8/15-8/25/26	219,601	244,816
Federal National Mortgage Assn. Grantor Trust:
Gtd. Trust Multifamily Pass-Through Certificates, Trust 2001-T6, Cl. B, 6.088%, 5/25/11	10,125,000	10,465,896
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T4, Cl. IO, 21.995%, 7/25/41[3]	5,358,758	87,056
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18	86,964	93,199
Trust 1991-109, Cl. Z, 8.50%, 9/25/21	59,637	65,317
Trust 1992-15, Cl. KZ, 7%, 2/25/22	129,098	130,510
Trust 1992-34, Cl. G, 8%, 3/25/22	88,063	91,540
Trust 1997-16, Cl. PD, 7%, 3/18/27	4,485,532	4,681,989
Trust 1997-63, Cl. ZA, 6.50%, 9/18/27	338,122	351,345
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	3,213,501	3,273,204
Trust 2001-6, Cl. ZC, 6.50%, 9/25/30	249,483	257,229
Trust 2001-69, Cl. PF, 4.207%, 12/25/31[1]	4,128,944	4,142,142
F4 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Continued
Trust 2001-70, Cl. LR, 6%, 9/25/30	$189,324	$189,521
Trust 2002-12, Cl. PG, 6%, 3/25/17	15,014,753	15,495,490
Trust 2002-19, Cl. PE, 6%, 4/25/17	1,307,501	1,349,168
Trust 2002-29, Cl. F, 4.207%, 4/25/32[1]	2,003,694	2,009,375
Trust 2002-39, Cl. FD, 3.748%, 3/18/32[1]	2,234,549	2,221,711
Trust 2002-52, Cl. FD, 3.707%, 9/25/32[1]	1,862,860	1,847,545
Trust 2002-53, Cl. FY, 3.707%, 8/25/32[1]	2,594,341	2,575,144
Trust 2002-56, Cl. KW, 6%, 4/25/23	9,632,144	9,789,104
Trust 2002-64, Cl. FJ, 4.207%, 4/25/32[1]	617,503	615,131
Trust 2002-65, Cl. FB, 4.207%, 7/25/32[1]	3,956,760	3,934,048
Trust 2002-68, Cl. FH, 3.248%, 10/18/32[1]	1,237,062	1,229,840
Trust 2002-74, Cl. KF, 3.557%, 3/25/17[1]	1,169,403	1,163,743
Trust 2002-77, Cl. TF, 3.748%, 12/18/32[1]	8,418,471	8,441,184
Trust 2002-82, Cl. FE, 4.207%, 12/25/32[1]	3,428,697	3,453,987
Trust 2002-9, Cl. PC, 6%, 3/25/17	5,072,398	5,234,852
Trust 2002-90, Cl. FJ, 3.707%, 9/25/32[1]	1,241,600	1,232,914
Trust 2002-90, Cl. FM, 3.707%, 9/25/32[1]	1,193,846	1,185,494
Trust 2003-116, Cl. FA, 3.607%, 11/25/33[1]	1,223,440	1,208,168
Trust 2003-130, Cl. CS, 7.686%, 12/25/33[1]	2,751,328	2,506,587
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	3,676,000	3,509,739
Trust 2003-21, Cl. FK, 3.607%, 3/25/33[1]	210,408	207,977
Trust 2003-81, Cl. NB, 4.50%, 11/25/14	10,730,000	10,747,318
Trust 2003-81, Cl. PW, 4%, 3/25/25	3,455,508	3,446,918
Trust 2003-84, Cl. AJ, 3%, 4/25/13	230,312	229,915
Trust 2003-84, Cl. GC, 4.50%, 5/25/15	12,873,000	12,893,897
Trust 2004-101, Cl. BG, 5%, 1/25/20	8,529,000	8,408,906
Trust 2004-52, Cl. JR, 4.50%, 7/25/24	5,609,157	5,611,096
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	9,201,942	9,806,748
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	4,975,000	4,735,742
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	8,602,788	8,118,664
Trust 2005-117, Cl. LA, 5.50%, 12/25/27	17,739,466	18,010,111
Trust 2005-45, Cl. XA, 3.547%, 6/25/35[1]	7,080,641	6,778,423
Trust 2005-59, Cl. NQ, 8.858%, 5/25/35[1]	1,936,917	1,817,870
Trust 2005-67, Cl. BF, 3.557%, 8/25/35[1]	7,662,170	7,310,591
Trust 2005-85, Cl. FA, 3.557%, 10/25/35[1]	16,832,909	16,070,616
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	11,981,106	12,200,988
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	1,575,050	1,482,143
Trust 2006-29, Cl. PA, 5.50%, 8/25/26	13,938,563	14,090,269
Trust 2006-46, Cl. SW, 12.441%, 6/25/36[1]	2,200,316	2,255,031
Trust 2006-50, Cl. KS, 12.441%, 6/25/36[1]	3,359,312	3,366,106
Trust 2006-50, Cl. SK, 12.441%, 6/25/36[1]	510,782	511,056
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	6,134,540	6,236,336
Trust 2006-97, Cl. MA, 6%, 6/25/16	744,576	759,512
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 25.767%, 12/18/31[3]	2,827,356	320,263
Trust 2001-68, Cl. SC, 22.393%, 11/25/31[3]	2,556,735	281,098
F5 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2001-81, Cl. S, 24.373%, 1/25/32[3]	$1,837,781	$197,424
Trust 2002-28, Cl. SA, 25.615%, 4/25/32[3]	1,522,608	157,071
Trust 2002-38, Cl. IO, 30.753%, 4/25/32[3]	2,021,083	186,625
Trust 2002-39, Cl. SD, 22.107%, 3/18/32[3]	2,168,692	212,904
Trust 2002-48, Cl. S, 24.412%, 7/25/32[3]	2,525,902	272,476
Trust 2002-52, Cl. SD, 21.804%, 9/25/32[3]	1,862,860	184,680
Trust 2002-52, Cl. SL, 24.343%, 9/25/32[3]	1,589,947	171,674
Trust 2002-53, Cl. SK, 22.161%, 4/25/32[3]	1,265,388	128,900
Trust 2002-56, Cl. SN, 26.309%, 7/25/32[3]	3,430,603	370,498
Trust 2002-77, Cl. IS, 27.478%, 12/18/32[3]	2,892,892	297,187
Trust 2002-77, Cl. SH, 27.50%, 12/18/32[3]	2,300,693	262,364
Trust 2002-9, Cl. MS, 23.564%, 3/25/32[3]	2,802,317	313,504
Trust 2002-96, Cl. SK, 40.10%, 4/25/32[3]	634,782	89,417
Trust 2003-118, Cl. S, 34.232%, 12/25/33[3]	13,620,199	1,626,942
Trust 2003-33, Cl. IA, 11.017%, 5/25/33[3]	490,510	111,952
Trust 2003-33, Cl. SP, 39.933%, 5/25/33[3]	7,193,174	879,175
Trust 2003-38, Cl. SA, 21.60%, 3/25/23[3]	10,322,747	985,780
Trust 2003-4, Cl. S, 34.97%, 2/25/33[3]	4,260,559	501,287
Trust 2005-40, Cl. SA, 40.413%, 5/25/35[3]	7,368,168	604,896
Trust 2005-63, Cl. SA, 49.197%, 10/25/31[3]	8,928,070	741,025
Trust 2005-63, Cl. X, 47.597%, 10/25/31[3]	105,688	2,893
Trust 2005-71, Cl. SA, 51.769%, 8/25/25[3]	10,001,147	804,840
Trust 2005-83, Cl. SL, 67.784%, 10/25/35[3]	10,626,380	862,190
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[3]	19,827,358	1,289,716
Trust 2005-87, Cl. SG, 72.624%, 10/25/35[3]	19,887,675	1,751,090
Trust 2006-119, Cl. MS, 69.286%, 12/25/36[3]	10,260,410	937,623
Trust 2006-33, Cl. SP, 52.938%, 5/25/36[3]	12,165,074	1,258,107
Trust 2006-48, Cl. QA, 30.127%, 6/25/36[3]	32,325,757	2,900,471
Trust 2006-51, Cl. SA, 25.592%, 6/25/36[3]	58,322,364	5,075,498
Trust 221, Cl. 2, 14.033%, 5/1/23[3]	3,415,168	799,999
Trust 240, Cl. 2, 24.313%, 9/1/23[3]	3,438,744	862,306
Trust 254, Cl. 2, 11.672%, 1/1/24[3]	4,264,477	1,090,075
Trust 294, Cl. 2, 11.654%, 2/1/28[3]	4,887,488	1,230,208
Trust 301, Cl. 2, 6.155%, 4/1/29[3]	2,842,563	627,183
Trust 302, Cl. 2, 2.575%, 6/1/29[3]	5,162,843	1,115,695
Trust 321, Cl. 2, 11.383%, 4/1/32[3]	7,160,291	1,672,550
Trust 324, Cl. 2, 6%, 7/1/32[3]	9,927,591	2,274,548
Trust 331, Cl. 10, 14.351%, 2/1/33[3]	4,390,354	995,144
Trust 331, Cl. 4, 10.702%, 2/1/33[3]	3,614,684	814,513
Trust 331, Cl. 5, 9.409%, 2/1/33[3]	5,536,624	1,235,627
Trust 334, Cl. 5, 11.08%, 5/1/33[3]	10,932,063	2,427,448
Trust 338, Cl. 2, 2.812%, 7/1/33[3]	3,455,675	759,681
Trust 339, Cl. 7, 7.361%, 7/1/33[3]	7,744,250	1,687,931
Trust 342, Cl. 2, 6.713%, 9/1/33[3]	281,720	63,483
Trust 344, Cl. 2, 9.258%, 12/1/33[3]	18,002,077	3,989,636
Trust 346, Cl. 2, 2.956%, 12/1/33[3]	3,616,543	795,464
Trust 351, Cl. 11, 9.889%, 11/1/34[3]	1,982,125	405,098
F6 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 351, Cl. 8, 8.01%, 4/1/34[3]	$5,997,094	$1,204,286
Trust 356, Cl. 10, 9.542%, 6/1/35[3]	5,296,341	1,253,521
Trust 356, Cl. 12, 7.968%, 2/1/35[3]	2,741,109	649,062
Trust 362, Cl. 12, 9.301%, 8/1/35[3]	12,054,360	2,817,062
Trust 362, Cl. 13, 7.507%, 8/1/35[3]	6,735,030	1,574,809
Trust 364, Cl. 15, 10.388%, 9/1/35[3]	4,678,610	1,074,326
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 324, Cl. 1, 6.054%, 7/1/32[4]	2,478,994	2,000,962
Trust 327, Cl. 1, 6.966%, 9/1/32[4]	1,500,536	1,189,280
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Trust G, Cl. 2, 11.50%, 3/1/09	1,608	1,617
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 16.562%, 10/15/29[3]	42,705,134	674,622
Series 2001-3, Cl. IO, 15.257%, 5/15/31[3]	19,342,976	255,031
Series 2002-2, Cl. IO, 19.31%, 1/15/32[3]	50,148,907	389,682
Series 2002-3, Cl. IO, 18.932%, 8/15/32[3]	67,831,494	1,190,450
Series 2003-1, Cl. IO, 14.40%, 11/15/32[3]	100,971,317	1,137,997

		1,398,459,523

GNMA/Guaranteed—1.1%
Government National Mortgage Assn.:
6.50%, 1/29/24	239,829	247,201
7%, 1/29/09-2/8/30	1,719,781	1,811,442
7.50%, 5/29/28-8/29/28	835,281	901,466
8%, 9/29/28	115,940	127,270
8.50%, 8/1/17-9/29/21	905,156	992,020
9.50%, 9/29/17	3,096	3,434
10.50%, 2/29/16-7/15/21	140,448	162,172
11%, 11/8/19	157,490	178,503
11.50%, 4/29/13-7/29/19	37,486	42,267
13%, 3/1/11-9/29/14	4,435	5,040
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 1999-32, Cl. ZB, 8%, 9/16/29	13,037,525	14,254,871
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 25.339%, 7/16/28[3]	3,635,330	501,172
Series 1998-6, Cl. SA, 37.614%, 3/16/28[3]	2,279,381	272,356
Series 2001-21, Cl. SB, 41.431%, 1/16/27[3]	3,952,846	410,544
Series 2006-47, Cl. SA, 70.965%, 8/16/36[3]	33,451,881	3,038,354

		22,948,112
F7 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Agency—15.8%
Commercial—9.0%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-8, Cl. 5A1, 6.50%, 5/25/32	$4,553,065	$4,221,065
Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mtg. Pass-Through Certificates, Series 2006-C4, Cl. A3, 5.915%, 3/1/49[1]	2,340,000	2,121,851
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	12,180,000	11,341,710
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 1A13, 3.657%, 10/25/36[1]	7,092,295	5,850,514
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.913%, 6/1/39[1]	5,202,000	4,464,989
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37	16,493,453	15,380,789
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36	1,414,059	1,398,196
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	5,595,114	5,473,476
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36	734,154	721,153
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	3,754,893	3,396,052
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A2, 5.381%, 3/10/39	6,750,000	6,306,228
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	6,505,000	5,770,131
GSR Mortgage Loan Trust 2006-2F, Mtg. Pass-Through Certificates, Series 2006-2F, Cl. 2A2, 5.75%, 2/1/36	4,115,808	3,348,306
GSR Mortgage Loan Trust 2006-AR1, Mtg. Pass-Through Certificates, Series 2006-AR1, Cl. 3A1, 5.371%, 1/1/36[1]	3,446,764	2,925,526
HSI Asset Securitization Corp. Trust 2006-OPT1, Mtg. Pass-Through Certificates, Series 2006-OPT1, Cl. 2A2, 3.347%, 12/25/35[1]	3,600,969	3,459,770
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	11,830,000	11,005,862
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	5,010,000	4,702,466
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	19,030,000	16,451,277
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	7,520,000	7,038,361
Mastr Alternative Loan Trust, CMO Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	6,455,032	5,704,058
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	116,472	116,444
F8 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

Commercial Continued
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A114, 5.75%, 4/25/37	$5,397,708	$4,385,949
Residential Asset Securitization Trust 2006-A9CB, Mtg. Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36	7,210,118	6,681,212
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.826%, 2/1/37[1]	20,945,632	16,379,402
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	13,243,000	11,622,169
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.272%, 11/15/48	2,115,000	2,010,901
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A4, 5.877%, 8/1/46[1]	18,335,561	15,235,558
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.584%, 11/1/36[1]	5,733,766	4,492,592
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.658%, 5/1/37[1]	6,107,166	5,089,314

		187,095,321

Manufactured Housing—0.0%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.10%, 9/25/36[1]	646,594	540,601
Multifamily—1.8%
CHL Mortgage Pass- Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 4.411%, 1/19/34[1]	7,075,161	7,065,422
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	3,368,726	2,960,932
Merrill Lynch Mortgage Investors Trust, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 4.487%, 2/1/35[1]	23,402,191	18,987,207
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust, Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A1, 5.539%, 4/1/36[1,2]	9,357,865	7,485,177
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36[1]	1,943,613	1,782,273

		38,281,011

Residential—5.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. A4, 5.936%, 7/1/17[1]	9,520,000	8,160,430
Bank of America Alternative Loan Trust, Mtg. Pass-Through Certificates, Series 2003-1, Cl. A6, 6%, 2/1/33	6,617,406	6,171,989
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 1A1, 6.092%, 9/1/47[1]	19,723,922	15,328,817
CitiMortgage Alternative Loan Trust 2006-A1, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A1, Cl. 2A1, 5.25%, 3/1/21	6,198,567	5,666,733
F9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	$8,568,247	$7,512,033
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34	7,967,252	7,033,011
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates, Series 2007-AR1, Cl. 4A1, 5.827%, 3/1/37[1]	9,747,253	7,700,330
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36	2,664,695	2,361,890
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Asset-Backed Certificates, Series 2005-A1, Cl.2A1, 4.536%, 12/25/34[1]	2,242,230	1,984,936
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 6.073%, 10/25/36[1]	19,591,190	17,887,801
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	3,632,731	3,614,644
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	12,400,279	9,358,477
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	4,934,591	4,412,467
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.369%, 9/1/34[1]	2,509,858	2,118,965
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust, Mtg. Pass-Through Certificates, Series 2006-AR13, Cl. A5, 5.748%, 9/1/36[1,6]	7,420,463	3,932,845

		103,245,368

Total Mortgage-Backed Obligations (Cost $1,771,229,209)		1,750,569,936

U.S. Government Obligations—8.5%

Federal Home Loan Bank Unsec. Bonds, 3.625%, 10/18/13	10,260,000	9,990,398
Federal Home Loan Mortgage Corp. Unsec. Nts.:
3.75%, 6/28/13	34,015,000	33,787,031
4.125%, 9/27/13	46,540,000	46,955,602
Federal National Mortgage Assn. Unsec. Nts.:
3.25%, 4/9/13	44,790,000	43,642,301
3.875%, 7/12/13	20,140,000	20,111,703
4.625%, 10/15/14	22,755,000	23,155,215

Total U.S. Government Obligations (Cost $179,730,137)		177,642,250

Short-Term Notes—6.7%
Federal Home Loan Bank, 0.10%, 10/1/08 (Cost $140,000,000)	140,000,000	140,000,000
Total Investments, at Value (Cost $2,160,899,526)	102.3%	2,134,312,611
Liabilities in Excess of Other Assets	(2.3)	(47,473,399)

Net Assets	100.0%	$2,086,839,212

Industry classifications are unaudited.
F10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments
1. Represents the current interest rate for a variable or increasing rate security.
2. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $8,190,137. See Note 5 of accompanying Notes.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $73,766,058 or 3.53% of the Fund’s net assets as of September 30, 2008.
4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $5,791,764 or 0.28% of the Fund’s net assets as of September 30, 2008.
5. When-issued security or delayed delivery to be delivered and settled after September 30, 2008. See Note 1 of accompanying Notes.
6. Illiquid security. The aggregate value of illiquid securities as of September 30, 2008 was $3,932,845, which represents 0.19% of the Fund’s net assets, See Note 7 of accompanying Notes.
Futures Contracts as of September 30, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds, 20 yr.	Buy	670	12/19/08	$78,505,156	$(1,190,766)
U.S. Treasury Nts., 2 yr.	Buy	1,433	12/31/08	305,855,938	1,307,549
U.S. Treasury Nts., 5 yr.	Sell	1,847	12/31/08	207,296,891	(474,342)
U.S. Treasury Nts., 10 yr.	Sell	2,908	12/19/08	333,329,500	2,766,482

					$2,408,923

Credit Default Swap Contracts as of September 30, 2008 are as follows:

		Buy/Sell	Notional	Pay/		Upfront
Swap	Reference	Credit	Amount	Receive	Termination	Payment
Counterparty	Entity	Protection	(000s)	Fixed Rate	Date	Received	Value

Deutsche Bank AG:
	ABX.HE.AAA.
	06-2 Index	Sell	$5,150	0.11%	5/25/46	$257,469	$(1,599,721)
	ABX.HE.AAA.
	06-2 Index	Sell	5,150	0.11	5/25/46	257,421	(1,599,721)

						514,890	(3,199,442)
Goldman Sachs Capital	ABX.HE.AAA.
Markets LP	06-2 Index	Sell	1,650	0.11	5/25/46	182,501	(512,532)
Morgan Stanley Capital	ABX.HE.AAA.
Services, Inc.	06-2 Index	Sell	2,115	0.11	5/25/46	655,540	(656,973)
	ABX.HE.AAA.
UBS AG	06-2 Index	Sell	1,615	0.11	5/25/46	504,604	(501,660)

						$1,857,535	$(4,870,607)

F11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Goldman Sachs Group, Inc. (The):
	$3,860,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	11/1/08	$(207,708)
	7,620,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(415,846)
	74,340,000	If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index widen, pays the spread change minus 660 basis points*	If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index narrow, receives the spread change*	3/31/09	(2,272,664)

					(2,896,218)
JPMorgan Chase	21,100,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 145 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	11/1/08	(1,134,819)
Morgan Stanley:
	5,830,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(313,715)
	5,830,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(317,096)
F12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Total Return Swap Contracts Continued

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Morgan Stanley: Continued
	$13,910,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 70 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	$(760,066)
	3,640,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(197,332)

					(1,588,209)

					$(5,619,246)

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index’s underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index’s underlying holdings, the spread widens.
Abbreviation is as follows:
CMBS       Commercial Mortgage Backed Securities
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets

Investments, at value (cost $2,160,899,526)—see accompanying statement of investments	$2,134,312,611
Cash	1,642,552
Receivables and other assets:
Interest and principal paydowns	10,810,108
Shares of beneficial interest sold	10,487,800
Futures margins	4,577,480
Receivable for terminated investment contracts	990,490
Investments sold	1,463
Other	79,824

Total assets	2,162,902,328

Liabilities

Swaps, at value (upfront payment received $1,857,535)	10,489,853
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	56,708,868
Shares of beneficial interest redeemed	6,543,019
Distribution and service plan fees	966,322
Dividends	807,102
Transfer and shareholder servicing agent fees	315,274
Shareholder communications	129,408
Trustees’ compensation	37,996
Other	65,274
Total liabilities	76,063,116

Net Assets	$2,086,839,212

Composition of Net Assets

Par value of shares of beneficial interest	$219,325
Additional paid-in capital	2,246,649,417
Accumulated net investment income	8,546,212
Accumulated net realized loss on investments	(135,765,432)
Net unrealized depreciation on investments	(32,810,310)

Net Assets	$2,086,839,212

F14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,095,336,955 and 115,061,083 shares of beneficial interest outstanding)	$9.52
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.87

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $118,373,110 and 12,438,217 shares of beneficial interest outstanding)	$9.52

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $303,990,687 and 31,995,772 shares of beneficial interest outstanding)	$9.50

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $47,944,899 and 5,041,115 shares of beneficial interest outstanding)	$9.51

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $521,193,561 and 54,789,274 shares of beneficial interest outstanding)	$9.51
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2008

Investment Income

Interest	$115,306,224
Fee income	1,268,830
Income from investment of securities lending cash collateral, net	59,917
Other income	23,780

Total investment income	116,658,751

Expenses

Management fees	8,670,759
Distribution and service plan fees:
Class A	2,815,207
Class B	1,537,569
Class C	2,981,044
Class N	254,482
Transfer and shareholder servicing agent fees:
Class A	2,217,045
Class B	384,123
Class C	444,560
Class N	149,117
Class Y	516,865
Shareholder communications:
Class A	205,202
Class B	61,960
Class C	48,372
Class N	11,604
Class Y	4,458
Trustees’ compensation	46,418
Custodian fees and expenses	13,781
Accounting service fees	12,000
Other	208,436

Total expenses	20,583,002
Less reduction to custodian expenses	(9,912)
Less waivers and reimbursements of expenses	(3,467,491)

Net expenses	17,105,599

Net Investment Income	99,553,152
F16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	16,277,930
Closing and expiration of futures contracts	(42,449,293)
Short positions	(887,082)
Swap contracts	(26,115,126)

Net realized loss	(53,173,571)

Net change in unrealized appreciation (depreciation) on:
Investments	(39,545,115)
Futures contracts	3,551,224
Short positions	(69,408)
Swap contracts	(9,426,920)

Net change in unrealized depreciation	(45,490,219)

Net Increase in Net Assets Resulting from Operations	$889,362

See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2008	2007

Operations

Net investment income	$99,553,152	$82,246,707
Net realized loss	(53,173,571)	(10,843,179)
Net change in unrealized appreciation (depreciation)	(45,490,219)	22,257,214

Net increase in net assets resulting from operations	889,362	93,660,742

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(46,169,532)	(53,576,515)
Class B	(5,244,439)	(9,178,810)
Class C	(10,214,735)	(12,365,272)
Class N	(1,957,694)	(2,372,791)
Class Y	(19,810,060)	(11,884,710)

	(83,396,460)	(89,378,098)

Tax return of capital distribution from net investment income:
Class A	(8,944,222)	—
Class B	(1,015,982)	—
Class C	(1,978,856)	—
Class N	(379,255)	—
Class Y	(3,837,716)	—

	(16,156,031)	—

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(28,631,949)	114,229,628
Class B	(69,901,111)	(57,319,295)
Class C	19,967,709	(19,496,871)
Class N	(2,588,467)	4,921,276
Class Y	168,540,535	211,929,163

	87,386,717	254,263,901

Net Assets

Total increase (decrease)	(11,276,412)	258,546,545
Beginning of period	2,098,115,624	1,839,569,079

End of period (including accumulated net investment income of $8,546,212 and $18,907,901, respectively)	$2,086,839,212	$2,098,115,624

See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.98	$9.96	$10.00	$10.17	$10.33

Income (loss) from investment operations:
Net investment income	.48 [1]	.45 [1]	.41 [1]	.31 [1]	.29
Net realized and unrealized gain (loss)	(.46)	.06	(.04)	(.16)	(.17)

Total from investment operations	.02	.51	.37	.15	.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.40)	(.49)	(.41)	(.32)	(.28)
Tax return of capital distribution from net investment income	(.08)	—	—	—	—

Total dividends and/or distributions to shareholders	(.48)	(.49)	(.41)	(.32)	(.28)

Net asset value, end of period	$9.52	$9.98	$9.96	$10.00	$10.17

Total Return, at Net Asset Value[2]	0.12%	5.25%	3.78%	1.45%	1.22%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,095,337	$1,175,824	$1,059,629	$1,149,202	$1,201,379

Average net assets (in thousands)	$1,140,210	$1,088,598	$1,110,174	$1,171,442	$1,257,178

Ratios to average net assets:[3]
Net investment income	4.83%	4.54%	4.12%	3.11%	2.77%
Total expenses	0.88%	0.87%	0.89%	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.70%	0.70%	0.70%	0.79%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.97	$9.96	$10.00	$10.17	$10.32

Income (loss) from investment operations:
Net investment income	.40 [1]	.38 [1]	.33 [1]	.24 [1]	.22
Net realized and unrealized gain (loss)	(.45)	.05	(.04)	(.17)	(.16)

Total from investment operations	(.05)	.43	.29	.07	.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.42)	(.33)	(.24)	(.21)
Tax return of capital distribution from net investment income	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.40)	(.42)	(.33)	(.24)	(.21)

Net asset value, end of period	$9.52	$9.97	$9.96	$10.00	$10.17

Total Return, at Net Asset Value[2]	(0.52)%	4.37%	3.01%	0.69%	0.56%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$118,373	$194,616	$251,726	$344,928	$495,417

Average net assets (in thousands)	$153,665	$217,928	$292,613	$412,054	$586,747

Ratios to average net assets:[3]
Net investment income	4.07%	3.79%	3.35%	2.34%	1.99%
Total expenses	1.72%	1.70%	1.72%	1.69%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.55%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.96	$9.94	$9.98	$10.15	$10.30

Income (loss) from investment operations:
Net investment income	.40 [1]	.38 [1]	.33 [1]	.24 [1]	.22
Net realized and unrealized gain (loss)	(.46)	.05	(.04)	(.17)	(.16)

Total from investment operations	(.06)	.43	.29	.07	.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.41)	(.33)	(.24)	(.21)
Tax return of capital distribution from net investment income	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.40)	(.41)	(.33)	(.24)	(.21)

Net asset value, end of period	$9.50	$9.96	$9.94	$9.98	$10.15

Total Return, at Net Asset Value[2]	(0.64)%	4.47%	3.01%	0.69%	0.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$303,991	$298,029	$317,063	$386,310	$484,575

Average net assets (in thousands)	$298,257	$294,915	$345,520	$432,392	$565,671

Ratios to average net assets:[3]
Net investment income	4.09%	3.79%	3.36%	2.35%	2.03%
Total expenses	1.59%	1.61%	1.62%	1.60%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.52%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.97	$9.95	$9.99	$10.16	$10.32

Income (loss) from investment operations:
Net investment income	.45 [1]	.43 [1]	.38 [1]	.29 [1]	.25
Net realized and unrealized gain (loss)	(.46)	.05	(.04)	(.17)	(.16)

Total from investment operations	(.01)	.48	.34	.12	.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.46)	(.38)	(.29)	(.25)
Tax return of capital distribution from net investment income	(.07)	—	—	—	—

Total dividends and/or distributions to shareholders	(.45)	(.46)	(.38)	(.29)	(.25)

Net asset value, end of period	$9.51	$9.97	$9.95	$9.99	$10.16

Total Return, at Net Asset Value[2]	(0.14)%	4.99%	3.52%	1.20%	0.91%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$47,945	$52,865	$47,868	$50,592	$47,472

Average net assets (in thousands)	$51,013	$50,753	$48,350	$50,758	$44,515

Ratios to average net assets:[3]
Net investment income	4.58%	4.29%	3.86%	2.86%	2.48%
Total expenses	1.24%	1.25%	1.27%	1.29%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	1.08%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$9.97	$9.95	$10.00	$10.17	$10.32

Income (loss) from investment operations:
Net investment income	.50 [1]	.48 [1]	.44 [1]	.34 [1]	.32
Net realized and unrealized gain (loss)	(.46)	.05	(.06)	(.17)	(.15)

Total from investment operations	.04	.53	.38	.17	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.51)	(.43)	(.34)	(.32)
Tax return of capital distribution from net investment income	(.08)	—	—	—	—

Total dividends and/or distributions to shareholders	(.50)	(.51)	(.43)	(.34)	(.32)

Net asset value, end of period	$9.51	$9.97	$9.95	$10.00	$10.17

Total Return, at Net Asset Value[2]	0.36%	5.50%	3.93%	1.69%	1.68%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$521,193	$376,782	$163,283	$83,822	$258,937

Average net assets (in thousands)	$463,627	$232,039	$121,899	$84,227	$248,689

Ratios to average net assets:[3]
Net investment income	5.10%	4.82%	4.43%	3.35%	3.13%
Total expenses	0.54%	0.55%	0.59%	0.57%	0.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.45%	0.44%	0.45%	0.42%

Portfolio turnover rate[4]	51%	88%	109%	101%	75%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
Year Ended September 30, 2005	$6,727,092,497	$6,985,663,762
Year Ended September 30, 2004	$9,662,274,960	$10,097,758,478
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited-Term Government Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current return and safety of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities
F24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$56,708,868
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive
F25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
     As of September 30, 2008, the Fund did not hold any securities sold short.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$133,296,863	$26,694,535
F26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1.	As of September 30, 2008, the Fund had $111,443,330 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2008, details of the capital loss carryforwards were as follows:

Expiring

2011	$16,833,987
2013	37,778,579
2014	18,093,354
2015	26,097,191
2016	12,640,219

Total	$111,443,330

2.	As of September 30, 2008, the Fund had $21,853,533 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$16,156,031	$10,362,350	$26,518,381
The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007

Distributions paid from:
Ordinary income	$83,396,460	$89,378,098
Return of capital	16,156,031	—

Total	$99,552,491	$89,378,098

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other
F27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,161,007,148
Federal tax cost of other investments	(166,755,153)

Total federal tax cost	$1,994,251,995

Gross unrealized appreciation	$29,809,019
Gross unrealized depreciation	(56,503,554)

Net unrealized depreciation	$(26,694,535)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the
F28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	51,554,045	$508,756,459	38,617,763	$383,790,627
Dividends reinvested	4,763,929	46,833,612	4,664,122	46,365,724
Redeemed	(59,125,794)	(584,222,020)	(31,781,056)	(315,926,723)

Net increase (decrease)	(2,807,820)	$(28,631,949)	11,500,829	$114,229,628

Class B
Sold	3,919,055	$38,653,357	3,536,872	$35,129,468
Dividends reinvested	579,272	5,701,556	818,018	8,129,711
Redeemed	(11,576,452)	(114,256,024)	(10,115,338)	(100,578,474)

Net decrease	(7,078,125)	$(69,901,111)	(5,760,448)	$(57,319,295)

Class C
Sold	10,831,604	$106,301,889	6,415,622	$63,588,007
Dividends reinvested	1,054,116	10,338,358	1,044,299	10,361,027
Redeemed	(9,826,024)	(96,672,538)	(9,415,925)	(93,445,905)

Net increase (decrease)	2,059,696	$19,967,709	(1,956,004)	$(19,496,871)

F29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class N
Sold	1,646,498	$16,231,913	2,081,535	$20,675,387
Dividends reinvested	220,468	2,165,537	213,559	2,120,706
Redeemed	(2,130,311)	(20,985,917)	(1,800,454)	(17,874,817)

Net increase (decrease)	(263,345)	$(2,588,467)	494,640	$4,921,276

Class Y
Sold	35,394,270	$349,115,570	23,316,655	$230,978,046
Dividends reinvested	2,391,828	23,446,829	1,194,013	11,858,111
Redeemed	(20,796,579)	(204,021,864)	(3,114,388)	(30,906,994)

Net increase	16,989,519	$168,540,535	21,396,280	$211,929,163

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$422,945,595	$596,177,888
U.S. government and government agency obligations	444,906,990	453,719,028
To Be Announced (TBA) mortgage-related securities	1,059,013,761	979,520,694
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2008, the Fund paid $3,723,994 to OFS for services to the Fund.
F30 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2008 for Class C and Class N shares were $18,321,124 and $1,708,741, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
F31 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2008	$282,871	$8,375	$171,591	$32,693	$5,179
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s “Total Expenses” for all classes of shares so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as percentages of average daily net assets, will not exceed the following annual rates: 0.70% for the Class A shares; 1.45% for the Class B and Class C shares, respectively; 0.95% for the Class N shares and 0.45% for the Class Y shares. During the year ended September 30, 2008, the Manager reimbursed the Fund $2,095,459, $407,793, $415,313, $146,996 and $401,930 for Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may amend or terminate this voluntary expense limitation arrangement at any time without notice to shareholders.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is
F32 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
6. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
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NOTES TO FINANCIAL STATEMENTS Continued
6. Swap Contracts Continued
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
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7. Illiquid Securities
As of September 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
8. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of September 30, 2008, the Fund had no securities on loan.
9. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the
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NOTES TO FINANCIAL STATEMENTS Continued
9. Recent Accounting Pronouncements Continued
Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
10. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund (the “Fund”), including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
November 18, 2008
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2008, $101,437,056 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis, Antulio Bomfim, Geoffrey Caan, Benjamin Gord, and Thomas Swaney, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load short U.S. government funds (including both funds advised by the Manager and funds advised by other investment advisers).
     The Board considered that the Fund outperformed or performed competitively vis-à-vis its performance universe median during the three-, five-, and ten-year periods, though it underperformed its performance universe median during the one-year period. The Board also noted that the Fund’s performance improved in more recent periods, with Lipper ranking the Fund in the first quintile for the month of April 2008 and in the third quintile for the year-to-date through May 31, 2008.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other short U.S. government funds with comparable asset levels and distribution features. The Board noted that the
23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Manager has agreed to voluntarily cap expenses at 0.70% of the average daily net assets of Class A shares, 1.45% of the average daily net assets of Class B and C shares, 0.95% of the average daily net assets of Class N shares, and 0.45% of the average daily net assets of Class Y shares. The Board noted that the Fund’s actual management fees and total expenses were lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002–2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997–2003), Great Frontier Insurance (1995–2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994–2000) and Frontier Title (title insurance agency) (1995–2000); former Director of the following: UNUMProvident (insurance company) (1991–2004), Storage Technology Corporation (computer equipment company) (1991–2003) and International Family Entertainment (television channel) (1992–1997); U.S. Senator (January 1979–January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 1998) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991–April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989–April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996–April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987–April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 2001) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000–June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974–June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994–June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 1990) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999–October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998–February 2003 and February 2005–February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

Richard Grabish Trustee (since 2008) Age: 60	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997–December 2007), Director (March 1987–December 2007) and Manager of Private Client Services (June 1985–June 2005) of A.G. Edwards &
26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard Grabish, Continued	Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001–December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987–March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005–December 2007). Oversees 17 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Trustee (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002–2005) and Chairman of Trustees (2006–2007) of the Community Hospital of Monterey Peninsula; Director (October 1991–2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991–April 2000); Member of the investment committees of The Rockefeller Foundation (2001–2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994–January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996–June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989–June 2004); Member of the investment committee of Hartford Hospital (2000–2003); and Advisor to Unilever (Holland) pension fund (2000–2003). Oversees 39 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2002) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996–April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993–2000); Director of Jones Knowledge, Inc. (2001–July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997–February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2001) Age: 66	Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999–July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999–July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281–1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.
27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000–February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001–December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281–1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112–3924; for Messrs. Manioudakis, Bomfim, Caan, Gord and Swaney, 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Angelo Manioudakis, Vice President and Portfolio Manager (since 2002) Age: 41	Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April 2002), and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio manager for MSIM/Miller, Anderson & Sherrerd (Morgan Stanley Asset Management) (August 1993–April 2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.

Antulio N. Bomfim, Vice President and Portfolio Manager (since 2003) Age: 41	Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of the Federal Reserve System (June 1992 to October 2003). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Geoffrey Caan, Vice President (since 2003) and Portfolio Manager (since 2006) Age: 39	Vice President and Portfolio Manager of the Manager since August 2003; Vice President of ABN AMRO NA, Inc. (June 2002–August 2003); Vice President of Zurich Scudder Investments (January 1999–June 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Benjamin J. Gord, Vice President and Portfolio Manager (since 2002) Age: 46	Vice President of the Manager (since April 2002), of HarbourView Asset Management Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Executive Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment
28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Benjamin J. Gord, Continued	Management (April 1992–March 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Thomas Swaney, Vice President (since 2006) and Portfolio Manager (since 2003) Age: 36	Vice President of the Manager (since April 2006); senior analyst, high grade investment team (June 2002–March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (May 1998–May 2002). A portfolio manager of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997–February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999–October 2003) and OppenheimerFunds Legacy Program (April 2000–June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002–February 2007); Manager/Financial Product Accounting of the Manager (November 1998–July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003–July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001–March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Continued	President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985–December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004–May 2008); First Vice President (April 2001–April 2004), Associate General Counsel (December 2000–April 2004) of UBS Financial Services, Inc. (formerly PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 43	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003–May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
30 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, and Edward L. Cameron, a member of the Board’s Audit Committee, are audit committee financial experts and that Messrs. Bowen and Cameron are “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $36,575 in fiscal 2008 and $25,300 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2008 and $32,732 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees include professional services for 22c-2 program.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2008 and $32,732 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
     a) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and
•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Limited-Term Government Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/11/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/11/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	11/11/2008